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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): MAY 6, 2005
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                        EMPIRE FINANCIAL HOLDING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
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 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
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                     (Address of Principal Executive Office)


       Registrant's Telephone Number, Including Area Code: (407) 774-1300
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________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

          Effective May 16, 2005, Rodger E. Rees was elected as our Chief Financial Officer by our Board of Directors, replacing Patrick E. Rodgers.

          Mr. Rees was elected as the Chief Operating Officer of Empire Financial Group, Inc. and Empire Investments, Inc., two of our wholly-owned subsidiaries, in February 2005. From July 2001 through February 2005, Mr. Rees served as the director of independent broker dealer services for Empire Financial Group, Inc. From February 1995 through July 2001, Mr. Rees was President and Chief Operating Officer of Centennial Capital Holdings, Inc. (a financial services company). Mr. Rees is a licensed certified public accountant in the State of Georgia.

ITEM 8.01 OTHER EVENTS.

          On May 6, 2005, we issued a notice to our shareholders that we sought and obtained from the American Stock Exchange a waiver of the shareholder approval requirement contained in Section 713 of the AMEX Company Guide in connection with the potential issuance of our common stock, pursuant to the terms of the convertible preferred stock and stock option that may be issued by us as contemplated by the previously announced stock purchase agreement, dated March 8, 2005, between EFH Partners, Inc. and us. A copy of this notice is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

          On May 20, 2005, we issued a press release announcing the Company's unaudited results for the three months ended March 31, 2005 and the election of Rodger E. Rees as our Chief Financial Officer. A copy of the press release is furnished with this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.

               Not  applicable.

          (b)  Pro Forma Financial Information

               Not applicable.

          (c)  Exhibits.

               Exhibit 99.1 - Notice to the Shareholders of Empire Financial
                              Holding Company, dated May 6, 2005.

               Exhibit 99.2 - Press Release of Empire Financial Holding
                              Company, dated May 20, 2005.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPIRE FINANCIAL HOLDING COMPANY



Date:  May 20, 2005                     By: /s/ Donald A. Wojnowski Jr.
                                            ---------------------------
                                            Donald A. Wojnowski Jr.
                                            President


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                                INDEX TO EXHIBITS

     Exhibit No.    Exhibit Title
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        99.1        Notice to the Shareholders of Empire Financial Holding
                    Company, dated May 6, 2005.

        99.2 Press Release of Empire Financial Holding Company, dated May 20, 2005.


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